UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2003

EVERGREENBANCORP, INC.

(Exact name of registrant as specified in its charter)

Washington	000-32915	91-2097262

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

301 Eastlake Avenue East, Seattle, Washington 98109

(Address of Principal Executive Offices) (Zip Code)

206/628-4250

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibit is filed as part of this Form 8-K.

Exhibit No.	Description

99.1	Press release, dated April 30, 2003

ITEM 9. REGULATION FD DISCLOSURE

     The following information is furnished pursuant to Item 9. “Regulation FD Disclosure” and Item 12. “Disclosure of Results of Operations and Financial Condition.”

SIGNATURES
EXHIBIT INDEX
PRESS RELEASE DATED APRIL 30, 2003

     On April 30, 2003, Registrant issued a press release announcing financial results for the first quarter ended March 31, 2003. The press release is attached as Exhibit 99.1 to this current Report on Form 8-K and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREENBANCORP, INC.

Dated: May 7, 2003	By:	/s/ William G. Filer II

William G. Filer II
Senior Vice President &
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated April 30, 2003

2